UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CCSB Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2

CCSB Financial Corp.

1178 West 152 Highway

Liberty, Missouri 64068

(816) 781-4500

December 17, 2003

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of CCSB Financial Corp. (the “Company”), which will be held at the Company’s main office located at 1178 West 152 Highway, Liberty, Missouri, at 10:00 a.m., local time, on Thursday, January 15, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company and Clay County Savings Bank (“Clay County Savings”), the wholly owned subsidiary of the Company. Directors and officers of the Company and Clay County Savings will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors, the approval of the CCSB Financial Corp. 2004 Stock Option Plan and the CCSB Financial Corp. 2004 Recognition and Retention Plan, and the ratification of the appointment of independent auditors for the fiscal year ending September 30, 2004. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ John R. Davis Chairman, President and Chief Executive Officer

CCSB Financial Corp.

1178 West 152 Highway

Liberty, Missouri 64068

(816) 781-4500

NOTICE OF

2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 15, 2004

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of CCSB Financial Corp. (the “Company”) will be held at the Company’s main office located at 1178 West 152 Highway, Liberty, Missouri, on Thursday, January 15, 2004, at 10:00 a.m., local time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of two directors;

2.	The approval of the CCSB Financial Corp. 2004 Stock Option Plan;

3.	The approval of the CCSB Financial Corp. 2004 Recognition and Retention Plan;

4.	The ratification of Michael Trokey & Company, P.C., as independent auditors for the fiscal year ending September 30, 2004; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 1, 2003, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s main office located at 1178 West 152 Highway, Liberty, Missouri for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors

/s/ Deborah A. Jones Secretary

Liberty, Missouri

December 17, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

CCSB Financial Corp.

1178 West 152 Highway

Liberty, Missouri 64068

(816) 781-4500

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

January 15, 2004

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CCSB Financial Corp. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s main office located at 1178 West 152 Highway, Liberty, Missouri, on Thursday, January 15, 2004, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about December 17, 2003.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” Proposal 1, Proposal 2, Proposal 3 and Proposal 4, as set forth in this proxy statement for consideration at the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Secretary of the Company, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

VOTING SECURITIES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”) as of the close of business on December 1, 2003 (the “Record Date”) are entitled to one vote for each share held, except as described below. As of the Record Date, the Company had 978,650 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Certificate of Incorporation of the Company, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the two nominees proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” to vote for all of the nominees or any individual nominee being proposed. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the approval of each of the Company’s 2004 Stock Option Plan and the 2004 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under applicable law, the approval of each of these matters shall be determined by a majority of the total votes cast at the Annual Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”

As to the ratification of Michael Trokey & Company, P.C., as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under the Company’s Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of December 1, 2003, the shares of Common Stock beneficially owned by persons who beneficially own more than five percent of the Company’s issued and outstanding shares of Common Stock:

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding
Clay County Savings Bank Employee Stock Ownership Plan (1) 1178 West 152 Highway Liberty, MO 64068	78,292	8.0%

(1)	The amount reported represents shares held by the Employee Stock Ownership Plan (“ESOP”). No shares have been allocated to accounts of participants as of the record date. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP, which have not been allocated to accounts of participants. Since no shares have been allocated, participants in the ESOP will have equal voting rights until shares are allocated to their accounts under the ESOP.

PROPOSAL I – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven (7) members. The Company’s Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Two Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Robert A. Whipple and George A. McKinley for election as Directors.

The following table sets forth certain information, as of December 1, 2003, regarding the Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. The table below also sets forth certain information regarding executive officers who are not Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

NOMINEES LISTED IN THIS PROXY STATEMENT

Names	Position (s) held with the Company	Age	Director Since (1)	Expiration of Term	Shares of Common Stock Beneficial Owned on the Record Date (2)	Percent of Class

NOMINEES:

Robert A. Whipple	Director	73	1978	2004	5,000	0.51%
George A. McKinley	Director	67	1996	2004	20,000	2.04

DIRECTORS CONTINUING IN OFFICE:

John R. Davis	Chairman of the Board, President and Chief Executive Officer	57	1992	2005	22,968	2.35
Mario Usera	Director, Executive Vice President and Chief Financial Officer	43	2002	2006	18,013	1.84
John R. Cooper	Director	78	1969	2005	21,600	2.21
Keith A. Oberkrom	Director	56	1992	2006	7,060	0.72
William J. Turpin	Director	84	1985	2006	20,000	2.04

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

Deborah A. Jones	Senior Vice President, Secretary and Treasurer	48	N/A	N/A	6,039	0.62
Debra S. Coltman	Senior Vice President and Assistant Secretary	51	N/A	N/A	19,750	2.02
All directors and executive officers as a group (9 persons)					140,430	14.35%

(1)	Includes initial appointment to the Board of Directors of Clay County Savings.

(2)

Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power. The amount above excludes options and awards which may be granted under the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan.

The business experience for the past five years of each of the Company’s directors and executive officers is as follows:

Robert A. Whipple. Prior to his retirement in 1995, Mr. Whipple was the co-owner and co-publisher of the Whipple Printing Company, located in Kearney, Missouri, which publishes the Kearney Courier.

George A. McKinley. Mr. McKinley has been the owner and President of Al McKinley, Inc., a construction company located in Liberty, Missouri, since 1980.

John R. Davis. Mr. Davis was named Chairman of the Board at the initial meeting of the Company. He has been employed by Clay County Savings in various capacities continuously since 1981, and has served as President and Chief Executive Officer since 1986. He had previously been employed by Clay County Savings as a loan officer from April 1973 to December 1975. As President and Chief Executive Officer, he is responsible for overseeing the day to day operations of Clay County Savings.

Mario Usera. Mr. Usera joined Clay County Savings in June 1997 as Vice President. He was named Executive Vice President in October 1999. In that capacity, he is responsible for assisting Mr. Davis in overseeing the operations of Clay County Savings. Previously, Mr. Usera was employed in various capacities by the Office of Thrift Supervision from 1982 until January 1997.

John R. Cooper. Mr. Cooper was the owner and President of Cooper Insurance Agency, Inc., located in Liberty, Missouri, from 1960 until September 2002. He is now retired. He also serves as the Chairman of Clay County Savings.

Keith A. Oberkrom. Mr. Oberkrom has served as the District Manager for ATI Title Co. since May 1997.

William J. Turpin. Mr. Turpin is an attorney with the Wherritt and Turpin law firm, located in Liberty, Missouri, where he has been practicing for approximately 50 years. He also serves as the Vice Chairman of Clay County Savings.

Executive Officers Who are Not Directors

Deborah A. Jones. Ms. Jones has been employed by Clay County Savings in various capacities since 1977, and has served as Senior Vice President, Secretary and Treasurer since October 2001. Prior to that time, she served as Vice President and Treasurer from July 1989 to October 2001, and she has also served as Secretary since March 1999.

Debra S. Coltman. Ms. Coltman has been employed by Clay County Savings in various capacities since 1974. She has served as Senior Vice President and Chief Lending Officer since October 2001. From June 1978 to October 2001, she served as Vice President/Lending. She has also served as Assistant Secretary since 1975.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company meets quarterly, or more often as may be necessary. The Board of Directors of Clay County Savings meets monthly. Both the Board of Directors of the Company and Clay County Savings have an Audit Committee, a Compensation Committee and a Nominating Committee.

The Board of Directors of the Company met 10 times during fiscal 2003 and the Board of Directors of Clay County Savings met 16 times during fiscal 2003. No Director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he served during fiscal 2003, including Board and committee meetings of any subsidiary bank in which he served.

The Company’s Audit Committee is responsible for the review of the Company’s annual audit report prepared by the Company’s independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. Each member of the Audit Committee is “independent” as defined in the listing standards of the National Association of Securities Dealers, as applicable on the date of this proxy statement. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit C. The current members of the Audit Committee consist of all Directors except Directors Davis and Usera. The Company’s Audit Committee met one time during fiscal 2003.

The Compensation Committee of both the Company and Clay County Savings is currently composed of all Directors except Directors Davis and Usera. Since all salaries and compensation are currently paid by the subsidiary bank, the Committee of the subsidiary bank is responsible for evaluating the performance of the principal officers and employees to determine the compensation and benefits to be paid to such persons. The Committee of the Company will be responsible for administering the Company’s 2004 Stock Option Plan and 2004 Recognition and Retention Plan. The Compensation Committee of Clay County Savings did not meet during fiscal 2003. The Compensation Committee of the Company has not yet held a meeting.

The Company’s Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the board members who are not up for election. In fiscal 2003, the Nominating Committee did not meet. In October 2003, the Nominating Committee held its first meeting to nominate the candidates to the Board to be voted upon at the Annual Meeting. The Nominating Committee will consider nominees recommended by stockholders, but it has not adopted any specific procedures to be followed by stockholders except for certain procedures set forth in the Company’s Bylaws, which are described under the caption “Advance Notice of Business To Be Conducted at an Annual Meeting” herein.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors of which each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers, as applicable on the date of this proxy statement.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management, and the independent auditors, the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2003;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003 and be filed with the SEC. In addition, the Audit Committee recommended that the Board of Directors appoint Michael Trokey & Company, P.C. as the Company’s independent auditors for the year ending September 30, 2004, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee

George A. McKinley (Chairman)	John R. Cooper	Robert A. Whipple
Keith A. Oberkrom (Secretary)	William J. Turpin

Compensation of Directors

Fees. Directors of the Company receive an annual retainer fee of $3,000, regardless of the number of meetings attended. No committee fees are paid. Directors of Clay County Savings receive an annual retainer fee of $10,200, regardless of the number of meetings attended (except that John R. Cooper, the Chairman of the Board of Clay County Savings, receives an annual fee of $11,400). No committee fees are paid by the subsidiary bank and Directors, who are also employees of the subsidiary bank, do not receive board fees from the subsidiary bank.

Stock Benefit Plans. Subject to stockholder approval of the stock benefit plans at this Annual Meeting, each member of the Board of Directors will be eligible for awards pursuant to the 2004 Stock Option Plan and the 2004 Recognition and Retention Plan. For additional information regarding the stock benefit plans, see Proposals II and III hereinafter discussed.

Executive Compensation

The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse Clay County Savings for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Clay County Savings.

The following table sets forth the compensation paid or accrued by Clay County Savings for services rendered by John R. Davis, the Chief Executive Officer of Clay County Savings, during fiscal 2003, 2002 and 2001. Except for Mr. Davis, no executive officer earned in excess of $100,000 during fiscal 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Annual Compensation						Long-Term Compensation Awards			All Other Compensation (1) ($)
		Salary ($)		Bonus ($)		Other Annual Compensation ($)		Restricted Stock Award(s) ($)		Options/ SARs (#)
John R. Davis Chief Executive Officer	2003 2002 2001	$ $ $	104,700 98,700 94,500	$ $ $	5,905 4,250 1,000	$ $ $	— — —	$ $ $	— — —	— — —	$ $ $	3,319 3,089 2,900

(1)	Represents 401(k) matching contribution from Clay County Savings. Does not include the aggregate amount of other personal benefits, which did not exceed 10% of the total salary and bonus reported.

Benefit Plans

General. Clay County Savings currently provides health care benefits, including medical, disability and group life insurance, subject to certain deductibles and copayments, for its full time employees.

401(k) Plan. Clay County Savings maintains the Clay County Savings Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”), which is a qualified, tax-exempt profit sharing plan with a cash or deferred feature under Section 401(k) of the Internal Revenue Code. Employees are eligible to become participants in the 401(k) Plan on the first day of the month following completion of twelve months of employment during which they completed at least 1,000 hours of service with Clay County Savings.

Under the 401(k) Plan, participants are permitted to make salary reduction contributions to the plan in amounts of up to 75% of their “plan salary”. For these purposes, “plan salary” includes the participant’s total taxable salary up to $200,000 as reported on the Form W-2, exclusive of any compensation deferred from a prior year and including contributions made to a 401(k) plan or Section 125 cafeteria plan. The participants’ salary reduction contributions will be matched by Clay County Savings, up to 50% of the participants’ first 6% of compensation contributed to the 401(k) Plan. Participants are at all times fully vested in their contributions to the 401(k) Plan and in the employer matching contributions credited to their accounts.

The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options, including the Company’s Common Stock.

Upon termination of employment, 401(k) Plan benefits will be paid to a participant in a lump sum; however, if the participant’s account equals or exceeds $500, the participant may elect to be paid in annual installments, with the right to take in a lump sum the vested balance of his account at any time during such payment period.

Employment Agreements. Clay County Savings has entered into employment agreements with Messrs. Davis and Usera. Each of these agreements has a term of three years. Once a year, the disinterested members of the board of directors will conduct a performance evaluation of the executives and may renew the agreements for an additional year so that the remaining term will be three years, subject to termination on notice as provided in the agreements. Under the agreements, the fiscal 2003 base salaries for Messrs. Davis and Usera were $104,700 and $75,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees.

Certain events resulting in the executive’s termination or resignation entitle the executive to payments of severance benefits following termination of employment, in an amount equal to the compensation payable to each executive for the remaining term of the agreement. For these purposes, compensation includes (A) the highest annual rate of base salary paid to the executives at any time under the employment agreements and (B) the greater of (x) the average annual cash bonus awarded to them during the three completed fiscal years prior to the termination, or (y) the cash bonus paid to them with respect to the fiscal year ended prior to the termination, and (C) any other compensation paid to or on behalf of the executives during the twelve months preceding the executives’ termination, including the amount of any benefits credited, accrued or received pursuant to any employee benefit plan other than a welfare plan. The sum of these amounts will be divided by twelve and multiplied by the number of full months in the remaining term of the agreement (rounding up for a partial month). The executives will also be entitled to continued life, medical and dental coverage for the remaining term of the agreement or payment of an equivalent cash amount, adjusted for any federal or state income taxes that the executive has to pay on the cash amount. In the event of the executive’s involuntary termination of employment following a change in control during the remaining term of the agreement or resignation during the first year following a change in control, Messrs. Davis and Usera would be entitled to the payment of a sum equal to the greater of (i) three times and two and one-half times, respectively, the sum of: (A) their highest annual rate of base salary paid under these employment agreements, and (B) the greater of (x) the average annual cash bonus awarded to them during the three completed fiscal years prior to the termination, or (y) the cash bonus paid to the executives with respect to the fiscal year ended prior to the termination, or (ii) 299% and 250%, respectively, of the executives’ “base amount” as defined in the Internal Revenue Code. In addition, the executives will be entitled to continued life, medical and dental coverage for 36 months or payment of an equivalent cash amount. In the event payments to the executives include an “excess parachute payment” as defined in the Internal Revenue Code, payments under the employment agreements with Clay County Savings would be reduced in order to avoid this result. The executive’s employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after termination.

Change-in-Control Agreements. Clay County Savings also entered into severance agreements with two other officers of Clay County Savings, which provide certain benefits in the event of a change in control of Clay County Savings or the Company. Each of the severance agreements provides for an initial term of 36 months, renewable annually. Commencing on each anniversary date, the Board of Directors may extend each change in control agreement for an additional year. The change-in-control agreements enable Clay County Savings to offer to designated officers certain protections against termination without cause in the event of a change in control (as defined in the agreements). These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and Clay County Savings may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.

Following a change in control of the Company or Clay County Savings, an officer is entitled to a payment under the change-in-control agreement if the officer’s employment is terminated during the term of such agreement other than for cause, disability, retirement or the officer’s death, or if the officer voluntarily terminates employment during the term of such agreement for “good reason,” defined to include a demotion, loss of title, office or significant authority, reduction in the officer’s annual compensation or benefits, relocation of the officer’s principal place of employment by more than 25 miles from its location immediately prior to the change in control, termination of the officer’s employment for disability or retirement not effected pursuant to a notice of termination under the agreement, or failure of the Company to obtain the assumption of the change-in-control agreements by any successor. In the event that an officer who is a party to a change-in-control agreement is entitled to receive payments pursuant to the change-in-control agreement, the officer will receive a cash payment of two times the officer’s “highest compensation”, defined as an amount equal to two times the sum of (A) the highest annual rate of base salary paid to the officer under the agreement and (B) the greater of (x) the average annual cash bonus paid for the three completed fiscal years prior to termination, or (y) the cash bonus paid for the fiscal year ended prior to the termination. In addition to the severance payment, each covered officer is entitled to receive life, health, dental and any other insurance coverage offered by Clay County Savings for a period of 24 months from the date of termination, or payment of an equivalent cash amount, adjusted for any federal or state income taxes the officer has to pay on the cash amount. Notwithstanding any provision to the contrary in the change-in-control agreements, payments under the change-in-control agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Employee Stock Ownership Plan and Trust. Clay County Savings has implemented an employee stock ownership plan. The employee stock ownership plan is a tax qualified defined contribution plan designed to invest primarily in the common stock of the Company. Full-time employees who are at least 18 years old with at least one year of employment with Clay County Savings are eligible to participate. The employee stock ownership plan trust has borrowed funds from the Company to purchase a number of shares equal to 8% of the common stock sold in the offering. The loan will be repaid principally from Clay County Savings’ discretionary contributions to the employee stock ownership plan over a period of up to 15 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. Shares purchased by the employee stock ownership plan will be held in a suspense account for allocation among participants as the loan is repaid.

A participant’s interest in his account under the plan will fully vest upon 5 years of credited service and in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Pursuant to SOP 93-6, we will be required to record compensation expense each year in an amount equal to the fair market value of the shares committed to be released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Transactions With Certain Related Persons

Federal law and regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. All loans, the principal balances of which exceeded $60,000 at any time since October 1, 2002, made by Clay County Savings to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations of the FDIC and the Office of Thrift Supervision.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the fiscal year ended September 30, 2003.

PROPOSAL II—APPROVAL OF THE 2004 STOCK OPTION PLAN

General

Subject to stockholder approval at the Meeting, the Company has established the CCSB Financial Corp. 2004 Stock Option Plan (the “Stock Option Plan”). Pursuant to the Stock Option Plan, options to purchase up to 97,865 shares of common stock may be granted to Clay County Savings’ and the Company’s employees and directors. As of December 1, 2003, the market value of the common stock was $15.50 per share. The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Clay County Savings and the Company most depends. Attached as Exhibit A to this proxy statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

The Stock Option Plan provides for awards in the form of stock options, reload options, dividend equivalent rights and/or limited stock appreciation rights (“Limited Rights”). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable law and regulations, as the committee administering the Stock Option Plan (the “Committee”) may determine.

The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either “Incentive Stock Options” as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or stock options not intended to qualify as such (“non-qualified stock options”).

Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by the Company in open market purchases. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock

Option Plan. Generally, in the discretion of the Board of Directors, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board of Directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

The Stock Option Plan will be administered by the Committee consisting of either two or more “non-employee directors” (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of Directors of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and employees of Clay County Savings or the Company or its affiliates are eligible to participate. The Committee determines the terms of the option grants, including to whom the awards will be granted, in what amounts, and the period and conditions of vesting. The Board of Directors or the Committee may accelerate or extend the time period for exercising options.

In granting awards under the Stock Option Plan, the Committee considers, among other things, position and years of service, and the value of the individual’s services to the Company and Clay County Savings. The exercise price is 100% of the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed to be less than the fair market value of the underlying share on the date of grant, other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted “cashless exercise” (as defined in the Stock Option Plan). As of December 1, 2003, there were five non-employee directors and 38 employees eligible to participate in the Stock Option Plan. As of the date hereof, no awards have been made under the Stock Option Plan.

Stock Options. Incentive Stock Options can only be granted to employees of Clay County Savings, the Company or an “affiliate” (i.e., a parent or subsidiary corporation of Clay County Savings or the Company.) Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Clay County Savings and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of normal retirement, death, or disability, Incentive Stock Options and non-qualified stock options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options’ original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options and the participant’s vested options will remain exercisable for up to three months. In the event of a change in control of Clay County Savings or the Company, all options that have been awarded whether Incentive Stock Options or non-qualified stock options, will be immediately exercisable for three years following such change in control. If an optionee terminates employment with Clay County Savings, the Company or an affiliate, for reasons other than death or disability, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be deemed to be non-qualified stock options; provided, however, that in the event of disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee’s termination of employment or service.

Limited Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the

Company or Clay County Savings, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

Reload Options. Reload options may also be granted to employees and directors at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder’s withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend, multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any cash dividend paid on shares of common stock where (i) the dividend rate exceeds 200% of Clay County Savings’ weighted average cost of funds on interest-bearing liabilities for the current quarter and preceding three quarters and (ii) the annualized aggregate dollar amount of the dividend exceeds Clay County Savings’ after-tax net income for the current quarter and preceding three quarters.

Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the “Merger Price”) for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

The exercise of a stock option which is an “Incentive Stock Option” within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

The affirmative vote of a majority of the total votes cast is required for approval of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE STOCK OPTION PLAN.

PROPOSAL III— APPROVAL OF THE

2004 RECOGNITION AND RETENTION PLAN

General

Subject to stockholder approval at the Meeting, the Company has established the CCSB Financial Corp. 2004 Recognition and Retention Plan (the “2004 Recognition Plan”) as a method of providing certain employees and directors of the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with Clay County Savings and/or the Company, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the 2004 Recognition Plan, the form of which is attached hereto as Exhibit B.

Clay County Savings intends to contribute stock or sufficient funds for the 2004 Recognition Plan to acquire 39,146 shares of common stock of the Company, which will be available to be awarded to key employees and outside directors of the Company. Such shares may be from authorized but unissued shares, treasury shares or may be purchased in the open market.

Principal Features of the 2004 Recognition Plan

The 2004 Recognition Plan provides for the award of shares of common stock (“2004 Recognition Plan Shares”) subject to the restrictions described below. Each award under the 2004 Recognition Plan will be made on terms and conditions consistent with the 2004 Recognition Plan.

The 2004 Recognition Plan is administered by a committee (the “Committee”), which shall be appointed by the Board of Directors of the Company and shall consist of either (i) at least two “non-employee directors” (as defined in the 2004 Recognition Plan) of the Company or (ii) the entire Board of the Company. The Committee will select the recipients and terms of awards pursuant to the 2004 Recognition Plan. Pursuant to the terms of the 2004 Recognition Plan, any outside director or key employee of Clay County Savings, the Company or its affiliates may be selected by the Committee to participate in the 2004 Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and Clay County Savings and other factors it deems relevant. As of December 1, 2003, there were five non-employee directors and 38 employees eligible to participate in the 2004 Recognition Plan. As of the date hereof, no awards have been made under the 2004 Recognition Plan.

The Committee shall determine the restricted period during which or at the expiration of which the shares awarded as restricted stock will vest. In its discretion, the Committee may accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with the Company or Clay County Savings by reason of death or disability, normal retirement or following a change in control, Recognition Plan shares still subject to restrictions (“restricted stock”) will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the 2004 Recognition Plan) as an employee, officer, or director of the Company or Clay County Savings for the restricted period.

Effect of Adjustments. Restricted stock awarded under the 2004 Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income in the year of grant and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Company.

Amendment to the 2004 Recognition Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the 2004 Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the 2004 Recognition Plan.

The affirmative vote of a majority of the total votes cast is required to approve the 2004 Recognition Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2004 RECOGNITION PLAN.

PROPOSAL IV—RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT AUDITORS

The Company’s independent auditors for the year ended September 30, 2003, were Michael Trokey & Company, P.C. The Board of Directors of the Company has approved the engagement of Michael Trokey & Company, P.C. to be the Company’s auditors for the year ending September 30, 2004, subject to the ratification of the engagement by the Company’s stockholders at the Annual Meeting.

Audit Fees. Set forth below is certain information concerning aggregate fees billed for professional services rendered by Michael Trokey & Company, P.C. during fiscal 2003:

Audit Fees	$18,500
Financial Information Systems Design and Implementation Fees	—
Tax Compliance and Advisory	2,500
Services and Fees Related to the Initial Public Offering and Change in Charter	31,930
Other	—

The Audit Committee has considered whether the provision of non-audit services for preparation of tax returns and the services performed in connection with the initial public offering is compatible with maintaining Michael Trokey & Company, P.C.’s independence. The Audit Committee concluded that performing such services does not affect Michael Trokey & Company, P.C.’s independence in performing its function as auditor of the Company.

A representative of Michael Trokey & Company, P.C. is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MICHAEL TROKEY & COMPANY, P.C. AS INDEPENDENT AUDITORS

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1178 West 152 Highway, Liberty, Missouri 64068, no later than August 20, 2004. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED

AT AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days prior to the anniversary date of the mailing of proxy materials by the Company in conjunction with the immediately preceding annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has not retained a proxy solicitation firm to assist the Company in the solicitation of proxies for the Annual Meeting.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO DEBORAH A. JONES, SECRETARY, CCSB FINANCIAL CORP., 1178 WEST 152 HIGHWAY, LIBERTY, MISSOURI 64068, OR CALL (816) 781-4500.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Deborah A. Jones Corporate Secretary

Liberty, Missouri

December 17, 2003

EXHIBIT A

CCSB FINANCIAL CORP.

2004 STOCK OPTION PLAN

1.	Purpose

The purpose of the CCSB Financial Corp. (“Company”) 2004 Stock Option Plan (the “Plan”) is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Clay County Savings Bank (“Bank”), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.	Definitions

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Bank or the Company, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

“Beneficiary” means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the board of directors of the Company or its Affiliate, as applicable.

“Change in Control” means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in

Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current Board of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a Committee of the Board consisting of either (i) two or more Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Company” means CCSB Financial Corp. or any successor thereto.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

“Date of Grant” means the actual date on which an Award is granted by the Committee.

“Director” means a member of the Board.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee’s lifetime.

“Dividend Equivalent Rights” means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

“Effective Date” means the date of, or a date determined by the Board following, approval of the Plan by the Company’s stockholders.

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Over-the-Counter Electronic Bulletin Board on such date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Over-the-Counter Electronic Bulletin Board, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

“Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to Section 8.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 9.

“Non-Statutory Stock Option” means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

“Normal Retirement” means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank’s Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Option” means an Award granted under Section 7 or Section 8.

“Participant” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

“Reload Option” means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution of Common Stock to a Key Employee in order to satisfy income tax required to be withheld on such distribution, based upon the terms set forth in Section 19.

“Termination for Cause” means the termination of employment or termination of service on the Board due to the individual’s personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.	Administration of the Plan.

3.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

3.2 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Award except in the event of revocation due to Termination for Cause or with respect to unearned Awards in the event the Key Employee or Outside Director voluntarily terminates employment or service with the Bank prior to Normal Retirement.

3.3 Plan Administration Restrictions. All transactions involving a grant, award or other acquisition from the Company shall:

(a) be approved by the Company’s full Board or by the Committee; or

(b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 17 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price on the Date of Grant.

3.4 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.	Types of Awards

Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights and (e) Reload Options.

5.	Stock Subject to the Plan

Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 97,865 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 24,466. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options, together with any related rights granted under the Plan, terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for the full or partial payment of the exercise price of any option in connection with a Reload Option will not be counted as issued under the Plan and will be available for future grants under the Plan.

6.	Eligibility

Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.	Non-Statutory Stock Options

(a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7.

(b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing the terms and conditions of the option which shall not be inconsistent with the terms of the Plan.

(c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

(d) Manner of Exercise and Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the Fair Market Value of such shares shall be determined as of the date of such exercise.

(e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate or extend the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

(f) Termination of Employment or Service. Upon the termination of a Key Employee’s employment or upon termination of an Outside Director’s service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant’s Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three months following termination. In the event of Termination for Cause, all rights under a Participant’s Non-Statutory Stock Options shall expire upon termination. In the event of termination of service or employment due to the Normal Retirement, death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for one year following the date of his termination due to Normal Retirement, death or Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

(g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.	Incentive Stock Options

The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

(b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 13 hereof, as determined by the Committee.

(c) Manner of Exercise and Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the aggregate exercise price of the amount exercisable as a result of a Change in Control, together with the aggregate exercise price of all other Incentive Stock Options first exercisable in the year in which the Change in Control occurs, shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options but shall remain subject to the provisions of this Section 8 to the extent permitted.

(d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 24,466. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee’s evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

(e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

(f) Termination of Employment. Upon the termination of a Key Employee’s service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Key Employee’s Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

Upon termination of a Key Employee’s employment due to Normal Retirement, death or Disability, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee’s death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

(g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted. Notwithstanding the above, an Incentive Stock Option may be transferred between spouses incident to a divorce, as contemplated by Code Section 424(c)(4).

(h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.	Limited Rights

The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

(a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

(b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

10.	Dividend Equivalent Rights

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

(a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

(b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

(c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any cash dividend paid on shares of Common Stock where (i) the dividend rate exceeds 200% of the Bank’s weighted average cost of funds on interest-bearing liabilities for the current quarter and preceding three quarters, and (ii) the annualized aggregate dollar amount of the dividend exceeds the Bank’s after-tax net income for the current quarter and preceding three quarters. For purposes of this Section 10, the dividend rate equals the quotient, expressed as a percentage, of (i) the annualized dollar amount of the dividend, and (ii) the last trade price of the Company’s Common Stock on the day immediately before the dividend is declared.

11.	Reload Option

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant’s withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.	Surrender of Option

In the event of a Participant’s termination of employment or termination of service as a result of death or Disability the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.	Alternate Option Payment Mechanism

The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

(a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

(b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a “cashless exercise” of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option, together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

(c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company’s Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.	Rights of a Stockholder

A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.	Agreement with Participants

Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company, that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.	Designation of Beneficiary

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.	Dilution and Other Adjustments

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee shall make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a)	adjustments in the aggregate number of shares of Common Stock that may be awarded under the Plan;

(b)	adjustments in the aggregate number of shares of Common Stock that may be awarded to any single individual under the Plan;

(c)	adjustments in the aggregate number of shares of Common Stock covered by Awards already made under the Plan; or

(d)	adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Related Options or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a “modification” of the Award under Section 424 of the Code.

18.	Effect of a Change in Control on Option Awards

In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

(a) provide that such Options shall be assumed, or equivalent options shall be substituted (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive

Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

(b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.	Withholding

There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of tax required by any governmental authority to be withheld. Shares of Common Stock may be withheld, where required, from any distribution of Common Stock.

20.	Amendment of the Plan

The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.	Effective Date of Plan

The Plan shall become effective upon the date of, or a date determined by the Board of Directors following approval of the Plan by the Company’s stockholders.

22.	Termination of the Plan

The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related Rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.	Applicable Law

The Plan will be administered in accordance with the laws of the State of Missouri.

EXHIBIT B

CCSB FINANCIAL CORP.

2004 RECOGNITION AND RETENTION PLAN

1.	Establishment of the Plan

CCSB Financial Corp. hereby establishes the CCSB Financial Corp. 2004 Recognition and Retention Plan (the “Plan”) upon the terms and conditions hereinafter stated in the Plan.

2.	Purpose of the Plan

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Clay County Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.	Definitions

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

“Award” means the grant by the Committee of Restricted Stock, as provided in the Plan.

“Bank” means Clay County Savings Bank or a successor corporation.

“Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

“Board” or “Board of Directors” means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, “Board” shall refer solely to the Board of the Company.

“Change in Control” means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners’ Loan Act, as amended (“HOLA”), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities except for any securities purchased by the Bank’s employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current Board of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

“Common Stock” means shares of the common stock of the Company, par value $.01 per share.

“Company” means CCSB Financial Corp., the stock holding company of the Bank, or a successor corporation.

“Continuous Service” means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service with the Company, the Bank or an Affiliate. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

“Director” means a member of the Board.

“Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee’s lifetime.

“Effective Date” means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s stockholders.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Key Employee” means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

“Non-Employee Director” means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

“Normal Retirement” means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank’s Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 65 years of age and maintaining at least 10 years of Continuous Service.

“Outside Director” means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

“Recipient” means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

“Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

“Restricted Stock” means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

“Termination for Cause” means the termination of employment or termination of service on the Board due to the individual’s personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

4.	Administration of the Plan.

4.1 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

4.2 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.2, the Board may not revoke any Award except in the event of revocation due to Termination for Cause or with respect to unearned Awards in the event the Key Employee or Outside Director voluntarily terminates employment or service with the Bank or an Affiliate prior to Normal Retirement.

4.3 Plan Administration Restrictions. All transactions involving a grant, award or other acquisition from the Company shall:

(a) be approved by the Company’s full Board or by the Committee; or

(b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the

Company is incorporated or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

(c) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

4.4 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.	Eligibility; Awards

5.1 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

5.2 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5.1 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank’s Charter and Bylaws, the Company’s Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 39,146. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or acquired by the Company in open market purchases.

In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

5.3 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.2 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the “Restricted Stock Agreement”) setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient’s Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company (“Escrow Agent”) who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

5.4 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.	Terms and Conditions of Restricted Stock

The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.1 through 6.8, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

6.1 General Rules. At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which (as the Committee shall determine and provide for in the agreement referred to in Section 5.3), the Shares awarded as Restricted Stock shall vest. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

6.2 Continuous Service; Forfeiture. Except as provided in Section 6.3, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.1 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

6.3 Exception for Termination Due to Death, Disability, Normal Retirement or following a Change in Control. Notwithstanding the general rule contained in Section 6.1, unless otherwise provided in the Restricted Stock Agreement referred to in Section 5.3, Restricted Stock awarded to a Recipient whose employment with, or service on, the Board of the Company or an Affiliate terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient’s last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

6.4 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate due to Termination for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified Termination for Cause.

6.5 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the CCSB Financial Corp. 2004 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of CCSB Financial Corp., 1178 West 152 Highway, Liberty, Missouri 64068.”

6.6 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.5 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

6.7 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

6.8 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.1, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.3 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.3 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.1.

7.	Adjustments Upon Changes in Capitalization

In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.5.

8.	Assignments and Transfers

No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.	Key Employee Rights Under the Plan

No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.	Outside Director Rights Under the Plan

Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.	Withholding Tax

Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the minimum amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.	Amendment or Termination

The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.	Governing Law

The Plan shall be governed by the laws of the State of Missouri.

14.	Term of Plan

The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company’s stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

EXHIBIT C

CCSB FINANCIAL CORP.

Audit Committee of the Board of Directors’ Charter

Adopted January 22, 2003

Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by CCSB Financial Corp. (“the Company”) to any government body or the public: the Company’s systems of internal controls regarding finance, accounting and compliance that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountant and internal auditing.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditing, and the Board of Directors.

•	The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In order to be independent the member shall not:

1.	Have been employed by the Company in the preceding three years.

2.	Have received compensation in excess of $60,000 during the previous year other than for director’s fees or benefits under tax-qualified retirement plan.

3.	Be a partner or controlling shareholder of a for-profit business to which the Company made or received significant payments in the last three years. Payments arising from dividends on the Company’s stock are exempt. Significant payments are defined as the higher of 5% of the Company’s revenues or $200,000.

4.	Serve as executive officer of another company where any Company corporate executive serves on that company’s compensation committee.

5.	Be an immediate family member of an executive officer who is employed by or has been employed by the Company in the last three years.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditor and/or the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least quarterly, or as conditions dictate.

2.	Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certifications, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports with senior management.

4.	Review with financial management the quarterly earnings of the Company prior to its filing or prior to the release of earnings. The Chair of the Committee or the full Board may represent the Committee for the purposes of this review.

Independent Accountants

1.	Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with accountants all significant relationships the accountants have with the Company to determine the accountant’s independence.

2.	Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

3.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s statements.

Financial Reporting Process

1.	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

2.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.	Consider and approve, if appropriate major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvements

1.	Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and internal auditing regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.	Following completion of the annual audit, review separately with each of management, the independent accountants and internal auditing any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent accountants or internal auditing in connection with the preparation of the financial statements.

4.	Review with the independent accountants, internal auditing and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Internal Audit and Compliance

1.	Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with independent auditors.

2.	Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

3.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

4.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

                              CCSB FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                January 15, 2004

     The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of CCSB Financial Corp. who are not named as nominees below, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of CCSB Financial
Corp. that the undersigned is entitled to vote at the 2004 Annual Meeting of
Stockholders to be held at CCSB Financial Corp.'s main office, located at 1178
West 152 Highway, Liberty, Missouri, on Thursday, January 15, 2004 at 10:00
a.m., local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                                VOTE      FOR ALL
                                                                       FOR    WITHHELD    EXCEPT
                                                                      -----  ----------  ---------
1.   The election as directors of all nominees listed below (except    [_]      [_]         [_]
     as marked to the contrary below) each for a three-year term:

-----------------

     Robert A. Whipple
     George A. McKinley

INSTRUCTION:  To withhold your vote for any individual
nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                                       FOR    AGAINST     ABSTAIN
                                                                      -----  ----------  ---------
2.   The approval of the CCSB Financial Corp. 2004 Stock               [_]      [_]         [_]
     Option Plan.

                                                                       FOR    AGAINST     ABSTAIN
                                                                      -----  ----------  ---------
3.   The approval of the CCSB Financial Corp. 2004 Recognition         [_]      [_]         [_]
     and Retention Plan

                                                                       FOR    AGAINST     ABSTAIN
                                                                      -----  ----------  ---------
4.   The ratification of the appointment of Michael Trokey &           [_]      [_]         [_]
     Company, P.C. as independent auditors for the fiscal year
     ending September 30, 2004.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER
BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS
DIRECTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE
BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL
MEETING.
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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of CCSB
Financial Corp. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of CCSB Financial Corp. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the annual meeting.

     The undersigned acknowledges receipt from CCSB Financial Corp. prior to the execution of this proxy of notice of the annual meeting, a proxy statement dated
December 17, 2003 and an Annual Report to Stockholders.

Dated: _______________________               [_] Check Box if You Plan to Attend
                                                 the Annual Meeting

____________________________________      ______________________________________
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER

____________________________________      ______________________________________
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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